                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 THE TAIWAN EQUITY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                          THE TAIWAN EQUITY FUND, INC.

                       C/O DAIWA SECURITIES TRUST COMPANY
                              ONE EVERTRUST PLAZA
                         JERSEY CITY, NEW JERSEY 07302
                                 (800) 933-3440

                                                                  April 13, 1998

Dear Stockholders:

    The Annual Meeting of Stockholders of The Taiwan Equity Fund, Inc. (the "Fund") will be held at 11:30 A.M., New York time, on Friday, June 5, 1998, at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005. A Notice and Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and a postage prepaid envelope in which to return your proxy are enclosed.

    At the Annual Meeting, the stockholders will (i) elect one Class I director and one Class III director, and (ii) consider the ratification of the selection of Price Waterhouse LLP as independent accountants. In addition, the stockholders who will be present at the Annual Meeting will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

    If you will not be able to attend the Annual Meeting in person, please take the time now to review the enclosed materials and vote your shares by proxy. YOUR VOTE IS IMPORTANT.

    The Board recommends that the stockholders vote in favor of each of the foregoing matters.

                                          Respectfully,

                                          /s/ Shuichi Komori
                                          Shuichi Komori
                                          CHAIRMAN OF THE BOARD

STOCKHOLDERS ARE STRONGLY URGED TO PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY IN THE ENCLOSED RETURN ENVELOPE TO INSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT.

                          THE TAIWAN EQUITY FUND, INC.
                                   ----------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 5, 1998

                            ------------------------

To the Stockholders of
The Taiwan Equity Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Taiwan Equity Fund, Inc. (the "Fund") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Friday, June 5, 1998, at 11:30 A.M., New York time, for the following purposes:

    1. To elect one Class I director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 1999 and one Class III director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2001.

    2. To ratify or reject the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending December 31, 1998.

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on March 17, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

    You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. Your vote is important. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                            By order of the Board of Directors,

                                            Lawrence Jacob
                                            SECRETARY
April 13, 1998

                          THE TAIWAN EQUITY FUND, INC.
                                   ----------

                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE TAIWAN EQUITY FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Friday, June 5, 1998, at 11:30 A.M., New York time, and at any adjournments thereof.

    This Proxy Statement and the form of proxy are being mailed to stockholders on or about April 13, 1998. Any stockholder giving a proxy in advance of the Annual Meeting has the power to revoke it by mail (addressed to the Secretary, The Taiwan Equity Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1997 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE TAIWAN EQUITY FUND, INC., C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, 9TH FLOOR, JERSEY CITY, NEW JERSEY 07302, ATTENTION: SHAREHOLDER RELATIONS, OR BY CALLING
(800) 933-3440 OR (201) 915-3020.

    The Board of Directors has fixed the close of business on March 17, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 4,507,318 shares of common stock. The following chart sets forth, to the best knowledge and belief of the management of the Fund, certain information regarding the beneficial ownership of the Fund's shares as of March 17, 1998 by each person known by the Fund to be the beneficial owner of more than 5% of the outstanding shares:

                                             SHARES     PERCENT
            NAME AND ADDRESS              BENEFICIALLY    OF
          OF BENEFICIAL OWNER              OWNED (1)     CLASS
----------------------------------------  ------------  -------
 City of London Investment Group PLC      1,125,300(2)     25%
  10 Eastcheap
  London EC3M IAJ
  England

  President and Fellows of Harvard          306,200(3)    6.8%
   College
   c/o Harvard Management Company, Inc.
   600 Atlantic Avenue
   Boston, MA 02210

  The Harvard University Master Trust        28,000(3)    0.6%
   Fund
   1350 Massachusetts Avenue
   Holyoke Center, Room 340
   Cambridge, MA 02138

  Deep Discount Advisors, Inc.              267,500(4)    5.9%
   Ron Olin Investment Management
   Company
   One West Pack Square, Suite 777
   Asheville, NC 28801

------------------------
(1) Beneficial share ownership is determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security or the power to dispose of such security.

(2) The above information is based on copies of a statement on Schedule 13G filed with the SEC on February 5, 1998, which indicates that City of London Investment Group PLC has sole voting and dispositive power with respect to all 1,125,300 shares.

(3) The above information is based on copies of a statement on Schedule 13G filed with the SEC on February 12, 1998, which indicates that the President and Fellows of Harvard College and The Harvard University Master Trust Fund have sole voting and dispositive power with respect to 306,200 shares and 28,000 shares, respectively.

(4) The above information is based on copies of a statement on Schedule 13G filed with the SEC on December 29, 1997, which indicates that Deep Discount Advisors, Inc. and Ron Olin Investment Management Company have shared voting and dispositive power with respect to 206,000 shares and 61,500 shares, respectively.

    Management of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    The Board of Directors recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 and 2 of the Notice of Meeting.

                           (1) ELECTION OF DIRECTORS

    Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the two nominees listed below as directors of the Fund:

      CLASS I                CLASS III
--------------------    --------------------
  Sadamu Tsuneishi          Christina Y. Liu

to serve for terms expiring on the date of the Annual Meeting of Stockholders as follows: Class I in the year 1999 and Class III in the year 2001, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. The election of each director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

    At their December 4, 1997 meeting, the Board of Directors elected Mr. Tsuneishi to fill the vacancy created by the resignation of Mr. Masaru Arai, whose resignation was effective as of December 1997. Mr. Arai had served as a Class I director and Mr. Tsuneishi is therefore standing for election as a Class I director. Although the terms of the Fund's Class I directors does not expire until the date on which the Annual Meeting of Stockholders is held in the year 1999, Maryland law and the Fund's By-laws require a director, regardless of Class, who is elected by the Board of Directors to fill a vacancy to stand for election at the next Annual Meeting of Stockholders.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

    The following table sets forth information concerning each of the nominees as a director of the Fund, as well as the other current directors of the Fund. Each of the nominees is now a director of the Fund and has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected.

NOMINEES

                                                     PRESENT OFFICE WITH THE
                                                FUND, IF ANY, PRINCIPAL OCCUPATION
                                                      EMPLOYMENT DURING PAST                           SHARES
                                                          FIVE YEARS AND                            BENEFICIALLY
           NAME (AGE) AND ADDRESS                        DIRECTORSHIPS IN               DIRECTOR   OWNED FEBRUARY  PERCENT OF
            OF NOMINEES/DIRECTORS                    PUBLICLY HELD COMPANIES             SINCE      28, 1998(+)      CLASS
  -----------------------------------------  ----------------------------------------  ----------  --------------  ----------
        Christina Y. Liu (43)                Professor, Department of Finance,              1994        None           --
        2,15 F No. 155                       National Taiwan University, since 1993;
        Shin-Yin Road                        Chairperson, Department of Finance,
        Section 4                            National Taiwan University, from 1994 to
        Taipei, Taiwan                       1996; Associate Professor, Department of
                                             Economics and Finance, City University
                                             of New York, from 1992 to 1993.
  *     Sadamu Tsuneishi (50)                President and Director of the Fund;            1997        None           --
        14/F, No. 200, Section 1             Managing Director, Daiwa Asset
        Kee-Lung Road, Taipei                Management (H.K.) Limited, since October
        Taiwan                               1997; General Manager, Accounting
                                             Section, General Affairs Department,
                                             Daiwa Asset Management Co. Ltd., from
                                             May 1995 to July 1997; Fund Manager,
                                             Overseas Investment Department, Daiwa
                                             Asset Management Co. Ltd., from July
                                             1988 to May 1995.
  OTHER CURRENT DIRECTORS
        Martin J. Gruber (60)                Professor of Finance, Leonard N. Stern         1994       1,000           **
        229 South Irving Street              School of Business, New York University,
        Ridgewood, NJ 07450                  since 1965; Director, Cowen Income &
                                             Growth Fund Inc., since 1986; Director,
                                             Cowen Opportunity Fund, since 1987;
                                             Director, Standby Reserve Fund Inc.,
                                             since 1985; Director, Standby Tax Exempt
                                             Reserve Fund Inc., since 1986; Trustee,
                                             BT Pyramid Fund, since 1992; Trustee, BT
                                             Leadership Trust, since 1993; Director,
                                             The Japan Equity Fund, Inc., since 1992;
                                             Trustee, T.I.A.A., since 1996.

                                                     PRESENT OFFICE WITH THE
                                                FUND, IF ANY, PRINCIPAL OCCUPATION
                                                      EMPLOYMENT DURING PAST                           SHARES
                                                          FIVE YEARS AND                            BENEFICIALLY
           NAME (AGE) AND ADDRESS                        DIRECTORSHIPS IN               DIRECTOR   OWNED FEBRUARY  PERCENT OF
            OF NOMINEES/DIRECTORS                    PUBLICLY HELD COMPANIES             SINCE      28, 1998(+)      CLASS
  -----------------------------------------  ----------------------------------------  ----------  --------------  ----------
  *     Shuichi Komori (54)                  Chairman of the Board of the Fund;             1994        None           --
        Financial Square                     Chairman, since 1994, The Thai Capital
        32 Old Slip, 14th Floor              Fund, Inc.; Chairman, since 1995, The
        New York, NY 10005                   Singapore Fund, Inc.; Chairman and Chief
                                             Executive Officer, Daiwa Securities
                                             America Inc., since 1994; Director,
                                             Daiwa Securities Co. Ltd., since 1991.
        Oren G. Shaffer (55)                 Executive Vice President and Chief             1994       5,000           **
        30 S. Wacker Drive, 38th Floor       Financial Officer of Ameritech
        Chicago, IL 60606                    Corporation, since 1994; President and
                                             Director of VIRGOCAP INC., from 1992 to
                                             1994; Executive Vice President, Chief
                                             Financial Officer and Director, The
                                             Goodyear Tire and Rubber Company, from
                                             1984 to 1992; Director, Sunshine Mining
                                             Company, since 1992; Director, Hygenic
                                             Corporation, since 1993; Director, The
                                             Singapore Fund, Inc., since 1997.

------------------------
 + The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and directors.

 * Directors so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act") ) of the Fund or of the Fund's investment manager or investment adviser. Mr. Komori is deemed an interested person because of his affiliation with Daiwa Securities America Inc., an affiliate of the Fund's investment manager, Daiwa Asset Management (H.K.) Ltd. (the "Investment Manager"), or because he is an officer of the Fund, or both. Mr. Tsuneishi is an interested person because of his affiliation with the Fund's Investment Manager, or because he is an officer of the Fund, or both.

**  Represented less than 1% of the outstanding shares at February 28, 1998.

    The Fund's Board of Directors held four regular meetings during the fiscal year ended December 31, 1997. Each incumbent director attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors.

    The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Dr. Gruber,

Mr. Shaffer and Dr. Liu. The Audit Committee met twice during the fiscal year ended December 31, 1997. All of the incumbent members of the Audit Committee attended the meetings held during the fiscal year. The Fund has neither a compensation nor a nominating committee.

    Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements.

OFFICERS OF THE FUND

    Mr. Komori (age 54) has been Chairman of the Board of the Fund since July 1994 (see information provided above).

    Mr. Tsuneishi (age 50) has been President of the Fund since December 1997 (see information provided above).

    Daniel F. Barry (age 51), Vice President of the Fund since July 1994, has been Senior Vice President of Daiwa Securities Trust Company ("DSTC"), the Fund's Administrator and Custodian, since June 1993. From June 1990 to June 1993, he was Vice President, Mutual Fund Administration of DSTC.

    Lawrence Jacob (age 53), Secretary of the Fund since July 1994, has been Senior Vice President since November 1985, and Assistant Secretary since February 1986, of Daiwa Securities America Inc.

    Edward J. Grace (age 51), Treasurer of the Fund since July 1994, has been a Vice President of DSTC since December 1992 and Assistant Vice President of DSTC from 1989 to December 1992.

    Laurence E. Cranch (age 51), Assistant Secretary of the Fund since December 1994, has been a partner in the law firm of Rogers & Wells LLP since 1980.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

    The aggregate fee remuneration for directors not affiliated with Daiwa Asset Management (H.K.) Ltd. (the "Investment Manager") or National Capital Management Corp. (the "Investment Adviser") was U.S. $27,600 during the fiscal year ended December 31, 1997. Each such non-affiliated director currently receives fees, paid by the Fund, of U.S. $750 for each directors' meeting attended in person or by telephone, U.S. $600 for each audit committee meeting attended in person or by telephone and an annual fee of U.S. $5,000. The officers and interested directors of the Fund received no compensation from the Fund.

    DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Fund, receives an administration and custodian fee.

    Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its directors during the fiscal year ended December 31, 1997, as well as the total fee compensation paid to each director of the Fund by the Fund and by other investment companies advised by the Investment Manager, the Investment Adviser or their respective affiliates (collectively, the "Fund Complex") for their services as directors of such investment companies during their respective fiscal years:

                                          PENSION OR
                                          RETIREMENT
                                           BENEFITS      TOTAL COMPENSATION
                           AGGREGATE    ACCRUED AS PART  FROM FUND AND FUND
                         COMPENSATION         OF          COMPLEX PAID TO
   NAME OF DIRECTOR        FROM FUND     FUND EXPENSES       DIRECTORS
-----------------------  -------------  ---------------  ------------------
Shuichi Komori*+           $       0         None            $        0
Sadamu Tsuneishi+                  0         None                     0
Masaru Arai+                       0         None                     0
Oren G. Shaffer*               9,200         None                 9,200
Martin G. Gruber*              9,200         None                18,400
Christina Y. Liu               9,200         None                 9,200

------------------------
* Also serves as a director of other investment companies for which an affiliate of Daiwa Asset Management (H.K.) Limited, the Fund's investment manager, serves as investment adviser.

+ Mr. Komori and Mr. Tsuneishi, and his predecessor, Mr. Arai, who are affiliated with the Investment Manager and are considered "interested persons" of the Fund, do not receive any fee compensation from the Fund for their services as directors. Mr. Tsuneishi was elected to the Board of Directors in December 1997 to replace Mr. Arai, who resigned.

                  (2)  RATIFICATION OR REJECTION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

    At a meeting to be held on June 5, 1998, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act), will consider the selection of Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 1998, subject to stockholder approval. The Fund knows of no direct financial interest or material indirect financial interest of that firm in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

    This selection of independent accountants is subject to the ratification or rejection of the Fund's stockholders at the meeting. Ratification of the selection of the independent accountants will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

MISCELLANEOUS

    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of DSTC. The Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The fee for such services is estimated at U.S. $3,000, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

    It is important that you promptly submit your vote as a stockholder of the Fund. In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by June 5, 1998, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

    Any proposal by a stockholder of the Fund intended to be included in the proxy materials for the 1999 meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not later than December 10, 1998.

    The Fund's By-laws require that any proposal by a stockholder of the Fund intended to be presented at a meeting of stockholders must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not earlier than 90 days prior and not later than 60 days prior to such meeting of stockholders.

                                          By order of the Board of Directors,

                                          Lawrence Jacob
                                          SECRETARY

One Evertrust Plaza
Jersey City, New Jersey 07302
April 13, 1998

                                                                SKU# TWCFD-PS-98

                           THE TAIWAN EQUITY FUND, INC.
                       C/O DAIWA SECURITIES TRUST COMPANY
                ONE EVERTRUST PLAZA, JERSEY CITY, NEW JERSEY 07302

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 5, 1998

The undersigned stockholder of The Taiwan Equity Fund, Inc. (the "Fund") hereby appoints Daniel F. Barry, Lawrence Jacob and Edward J. Grace, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 5, 1998 at 11:30 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with instructions given by the undersigned stockholder, but if no instructions are given, this proxy will be voted in favor of proposals 1 and 2 as set forth in this proxy and, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes any and all proxies heretofore given by the undersigned with respect to such shares. The undersigned acknowledges receipt of the Proxy Statement dated April 13, 1998.

  --------------------------------------------------------------------------
    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                     ENCLOSED POSTAGE-PAID ENVELOPE.
  --------------------------------------------------------------------------

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign, if a corporation, the signature should be that of an authorized officer who should indicate his or her title.

-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------




                           THE TAIWAN EQUITY FUND, INC.
                       C/O DAIWA SECURITIES TRUST COMPANY
                ONE EVERTRUST PLAZA, JERSEY CITY, NEW JERSEY 07302

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 5, 1998

The undersigned stockholder of The Taiwan Equity Fund, Inc. (the "Fund") hereby appoints Daniel F. Barry, Lawrence Jacob and Edward J. Grace, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 5, 1998 at 11:30 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with instructions given by the undersigned stockholder, but if no instructions are given, this proxy will be voted in favor of proposals 1 and 2 as set forth in this proxy and, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes any and all proxies heretofore given by the undersigned with respect to such shares. The undersigned acknowledges receipt of the Proxy Statement dated April 13, 1998.

  --------------------------------------------------------------------------
    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                     ENCLOSED POSTAGE-PAID ENVELOPE.
  --------------------------------------------------------------------------

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign, if a corporation, the signature should be that of an authorized officer who should indicate his or her title.

-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------

     PLEASE MARK VOTES
/X/  AS IN THIS EXAMPLE

                               1. Election of one Class I director to
---------------------------       serve for a term expiring on the date on
THE TAIWAN EQUITY FUND INC.       which the Annual Meeting of Stockholders
---------------------------       is held in the year 1999, and the election of
                                  one Class III director to serve for a term expiring on the date on which the Annual
                                  Meeting of Stockholders is held in the year
                                  2001.

Mark box at right if an
address change or          / /                                   With-  For All
comment has been noted                    Class I:         For   hold   Except
on the reverse side of               Sadamu Tsuneishi
this card.                                                 / /    / /    / /
                                        Class III:
                                     Christina Y. Liu

                                   NOTE: If you do not wish your shares voted
                                   "For" a particular nominee, mark the "For
                                   All Except" box and strike a line through the name of the nominee in the list above.

                                                           For  Against Abstain
                                2. The ratification of
                                   the selection of Price  / /    / /    / /
                                   Waterhouse LLP as
                                   independent accountants
                                   of the Fund for the
                                   fiscal year ending
                                   December 31, 1998.

Please be sure to sign and
date this Proxy.      Date -----------



                                                RECORD DATE SHARES:


-- Stockholder sign here -------- Co-owner sign here -------------







     PLEASE MARK VOTES
/X/  AS IN THIS EXAMPLE

                               1. Election of one Class I director to
---------------------------       serve for a term expiring on the date on
THE TAIWAN EQUITY FUND INC.       which the Annual Meeting of Stockholders
---------------------------       is held in the year 1999, and the election of
                                  one Class III director to serve for a term expiring on the date on which the Annual
                                  Meeting of Stockholders is held in the year
                                  2001.


Mark box at right if an
address change or          / /                                   With-  For All
comment has been noted                    Class I:         For   hold   Except
on the reverse side of               Sadamu Tsuneishi
this card.                                                 / /    / /    / /
                                        Class III:
                                     Christina Y. Liu


                                   NOTE: If you do not wish your shares voted
                                   "For" a particular nominee, mark the "For
                                   All Except" box and strike a line through the name of the nominee in the list above.


                                                           For  Against Abstain
                                2. The ratification of
                                   the selection of Price  / /    / /    / /
                                   Waterhouse LLP as
                                   independent accountants
                                   of the Fund for the
                                   fiscal year ending
                                   December 31, 1998.


Please be sure to sign and
date this Proxy.      Date -----------



                                                RECORD DATE SHARES:


-- Stockholder sign here -------- Co-owner sign here -------------